UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2018 (August 15, 2018)

Harvest Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	83-0656612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Contribution and Membership Interest Purchase Agreement

On August 20, 2018, EV Properties, L.P. (the “Contributor”), a wholly-owned subsidiary of Harvest Oil & Gas Corp. (the “Company” or “Harvest”), Magnolia Oil & Gas Parent LLC (“Magnolia Parent”), Magnolia Oil & Gas Corporation (“Magnolia PubCo” and, together with Magnolia Parent, “Magnolia”) and the Company entered into a Contribution and Membership Interest Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Contributor will contribute and assign all of the membership interests in Harvest Gid-Kar LLC (the “Acquired Entity”) to Magnolia Parent (the “Contribution”). As a result of the Contribution, Magnolia will acquire substantially all of the Contributor’s collective rights, title and interest in certain oil and natural gas assets located in Austin, Bastrop, Brazos, Burleson, De Witt, Fayette, Gonzales, Grimes, Karnes, Lee, Montgomery and Washington Counties, Texas.

Upon closing of the Contribution, the Company will receive $135,000,000 of cash (subject to customary adjustments as described in the Agreement) and 4,200,000 shares of Magnolia PubCo common stock (NYSE: MGY). The obligations of the parties to complete the transactions contemplated by the Agreement are subject to the satisfaction or waiver of customary closing conditions set forth in the Agreement. In addition, following the closing of the Contribution, the Company expects that its borrowing base under its reserve-based revolving credit facility will be reduced by $60 million to $265 million.

A copy of the Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Agreement is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the Agreement.

Services Agreement Amendment

On August 17, 2018, Harvest, EnerVest Ltd. (“EnerVest Management”) and EnerVest Operating, L.L.C. (“EVOC” and, together with EnerVest Management, “Service Provider”) entered into the First Amendment to Services Agreement, dated effective August 1, 2018 (the “Services Amendment”). The Services Amendment provides, among other things, (i) that the Company may deduct certain COPAS fees from the applicable Services Fee (as defined in the Services Agreement) and (ii) that until the applicable Services Fee and any costs of Harvest and its subsidiaries incurred by the Service Provider are paid in full (the “Unpaid Amounts”), the Service Provider shall have the right to retain certain proceeds from the sale of certain Hydrocarbons (as defined in the Services Agreement) and offset any such retained proceeds against the Unpaid Amounts.

A copy of the Services Amendment is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Services Amendment is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the Services Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Financial Officer.

On August 15, 2018, Nicholas Bobrowski, Vice President, Chief Financial Officer and Secretary of Harvest notified Harvest of his decision to resign for personal reasons, effective September 30, 2018. Mr. Bobrowski confirmed that his resignation did not result from a disagreement with Harvest on any matter relating to its strategy, management, operations, policies or practices, including its controls, accounting, and other matters related to the finances of Harvest. Harvest has initiated a search for a Chief Financial Officer.

(e) Adoption of a Form of Restricted Stock Unit Agreement.

On August 15, 2018, the Board of Directors (the “Board”) of Harvest approved a form of Restricted Stock Unit Agreement (the “RSU Agreement”) for use by Harvest in connection with awards of Restricted Stock Units (“RSUs”) under the 2018 Omnibus Incentive Plan (the “2018 Plan”). The RSU Agreement provides that the RSUs are subject to both time vesting and performance based vesting subject to the achievement of certain milestones. The Compensation Committee of the Board may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason. The amount and terms of each award of RSUs will be determined by the Board in its sole discretion and set forth in an individual’s RSU Agreement.

A copy of the RSU Agreement is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the RSU Agreement is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the RSU Agreement.

Item 7.01 Regulation FD Disclosure.

The following information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 21, 2018, Harvest issued a press release announcing its second quarter 2018 results and operational update, divestitures of Central Texas and Karnes County properties, proved reserves as of May 31, 2018, its current commodity hedge portfolio and the resignation of its Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

10.1	Contribution and Membership Interest Purchase Agreement, dated August 20, 2018.
10.2	First Amendment to Services Agreement, dated August 17, 2018, by and between Harvest Oil & Gas Corp., EnerVest Ltd. and EnerVest Operating, L.L.C.
10.3	Form of Restricted Stock Unit Agreement under the 2018 Omnibus Incentive Plan.
99.1	News Release of Harvest Oil & Gas Corp. dated August 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Oil & Gas Corp.

August 21, 2018	By:	/s/ Nicholas Bobrowski
Nicholas Bobrowski
Vice President and Chief Financial Officer